HUBCO, INC.
                                POWER OF ATTORNEY
                                    FORM S-4


         KNOW  ALL MEN BY THESE  PRESENTS,  that  each  person  whose  signature appears below constitutes and appoints Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC file No. 333-42259) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                  Signature                                     Title                              Date

                                                     Chairman, President, Chief
                                                   Executive Officer and Director
KENNETH T. NEILSON                                                                    January 21, 1998
------------------------------------------
(Kenneth T. Neilson)


ROBERT J. BURKE                                               Director                January 15 1998
-------------------------------------------
(Robert J. Burke)


DONALD P. CALCAGNINI                                          Director                January 21, 1998
-------------------------------------------
(Donald P. Calcagnini)


JOAN DAVID                                                    Director                January 15 1998
-------------------------------------------
(Joan David)


THOMAS R. FARLEY                                              Director                January 21, 1998
-------------------------------------------
(Thomas R. Farley)


BRYANT D. MALCOLM                                             Director                January 21, 1998
-------------------------------------------
(Bryant D. Malcolm)


W. PETER McBRIDE                                              Director                January 16 1998
-------------------------------------------
(W. Peter McBride)


DAVID S. ROSOW                                                Director                January 21, 1998
-------------------------------------------
(David S. Rosow)


CHARLES F.X. POGGI                                            Director                January 21, 1998
--------------------------------------------
(Charles F.X. Poggi)


JAMES E. SCHIERLOH                                            Director                January 21, 1998
--------------------------------------------
(James E. Schierloh)


JOHN H. TATIGIAN                                             Director                 January 21, 1998
--------------------------------------------
(John H. Tatigian)


SISTER GRACE FRANCES STRAUBER                                 Director                January 21, 1998
-------------------------------------------
(Sister Grace Frances Strauber)

                                                 Executive Vice President and Chief
JOSEPH F. HURLEY                                         Financial Officer            January 21, 1998
-------------------------------------------
(Joseph F. Hurley)


CHRIS A. WITKOWSKI                                           Controller               January 21, 1998
-------------------------------------------
(Chris A. Witkowski)
